UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 8, 2008

BIGSTRING CORPORATION
(Exact name of registrant as specified in charter)

Delaware	000-51661	20-0297832
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3 Harding Road, Suite E, Red Bank, New Jersey		07701
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:  (732) 741-2840

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange  Act
(17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.	Other Events.

On July 8, 2008, BigString Corporation (“BigString”) issued a press release announcing the introduction of a new web-based, cross-platform instant messaging (“IM”) application that enables users to send self-destructing or regular IMs across AOL’s AIM, Yahoo’s Messenger, MSN’s Messenger and Google’s Gtalk.  A copy of the press release is attached hereto as Exhibit 99.1.

On July 10, 2008, BigString issued a press release announcing the launch of a Spanish and Portuguese email portal with VIP Connectz for the Latin American markets through www.onvipemail.com.  A copy of the press release is attached hereto as Exhibit 99.2.

On July 14, 2008, BigString issued a press release announcing the acquisition of Buddystumbler.com, an IM-based social network that allows users to meet people via free online chats on AOL AIM, Yahoo Messenger, MSN Messenger and Google Talk. The website will be integrated with BigString’s new cross-platform IM application.  In exchange for Buddystumbler.com, as well as Buddystumbler.net and Buddystumbler.org and their related assets, BigString issued nine hundred thousand shares of restricted common stock to Buddystumbler.com Inc.  Buddystumbler.com Inc. has also agreed to provide certain advisory services to BigString to assist in the transition and integration of the websites.  In consideration of these advisory services, Buddystumbler.com Inc. will receive a percentage of the net proceeds derived from the advertising revenues generated.  A copy of the press release is attached hereto as Exhibit 99.3.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit
Number	Description

99.1	Press Release Re: Cross-Platform Web-Based IM Service Introduced by BigString Corporation.

99.2	Press Release Re: BigString Corporation Launches Private-Label Spanish & Portuguese Email Portal For International Distribution Agreement With VIP Connectz.

99.3	Press Release Re: BigString Corporation Acquires Buddystumbler.com's Unique IM Social Network.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIGSTRING CORPORATION
(Registrant)

By:	/s/ Darin M. Myman
Darin M. Myman
President and Chief Executive Officer

Date:  July 14, 2008

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release Re: Cross-Platform Web-Based IM Service Introduced by BigString Corporation.

99.2	Press Release Re: BigString Corporation Launches Private-Label Spanish & Portuguese Email Portal For International Distribution Agreement With VIP Connectz.

99.3	Press Release Re: BigString Corporation Acquires Buddystumbler.com's Unique IM Social Network.